LOAN AGREEMENT

     LOAN AGREEMENT (this "Agreement"), dated as of October ___, 2000, among Fusion Networks Holdings, Inc., a Delaware corporation (the "Company"), and the lenders signatory hereto (each such lender is a "Lender" and all such lenders are, collectively, the "Lenders").

     WHEREAS, the Company is presently engaged in efforts to raise $5,000,000 of capital through the private placement (the "Private Placement") of common stock (the "Common Stock") and warrants (the "Warrants");

     WHEREAS, the Lenders have agreed to loan to the Company an aggregate of up to $1,500,000 pending closing of the Private Placement, and, subject to the terms and conditions set forth in this Agreement, the Company has agreed to issue to the Lenders (1) an aggregate principal amount of $1,500,000 of 12% Convertible Bridge Loan Notes due December 31, 2000, which shall be in the form of Exhibit A (the "Notes"), and which are convertible into shares of the Company's Common Stock and Warrants on terms substantially identical to the terms of the Private Placement, and (2) a five year warrant (the "Bridge Loan Warrants") to purchase shares of Common Stock for each $4.00 loaned, which shall be in the form of Exhibit B attached hereto, and which is exercisable at a price equal to 150% of the closing price of the Common Stock on the last trading day prior to Closing (as defined below).

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Lenders agree as follows:

                                    ARTICLE I
                                      LOAN

     1.1  The Closing.

     (a) The Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Lender agrees to loan (the "Loan") to the Company the amount set forth on the signature page hereof. The closing of the Loan (the "Closing") shall take place at the offices of the Company at 8115 N.W. 29th Street, Miami, Florida 33122, immediately following the execution hereof or such place and time as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

          (ii) On the Closing Date, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Lender
     (1) the Notes in the aggregate principal amount indicated below such Lender's name on the signature page to this Agreement, (2) a Bridge Loan Warrant to purchase the number of shares of Common Stock indicated below such Lender's name on the signature page to this Agreement, and (3) an executed Agreement, and; (B) each Lender shall deliver (1) the amount of the Loan indicated below such Lender's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) an executed Agreement.

          1.2 Certain Defined Terms. For purposes of this Agreement, (a) "Conversion Price," "Original Issue Date" and "Trading Day" shall have the meanings set forth in the Notes; (b) "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Florida are authorized or required by law or other governmental action to close; and (c) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Lenders:

          (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company's subsidiaries (collectively the "Subsidiaries") is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Notes, the Warrants, (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

          (c) Issuance of the Notes and Bridge Loan Warrants. The Notes and Bridge Loan Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on the date hereof and will, at all times while the Notes are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Notes and the Bridge Loan Warrants, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Notes and the Bridge Loan Warrants, including the issuance of shares pursuant to the conversion of the Notes and the exercise of the Warrants issuable upon conversion of the Notes, including conversions of accrued interest. All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Notes, the Bridge Loan Warrants and the Warrants. The shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants and the Bridge Loan Warrants are collectively referred to herein as the "Underlying Shares." The Notes, the Warrants, the Bridge Loan Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance with the Notes, the Warrants and the Bridge Loan Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses
     (ii) and (iii), as could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

          (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably  be  expected  to  have or  result  in,  individually  or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

          (f) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or
     (ii) could, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

          (g) No Default or  Violation.  Neither the Company nor any  Subsidiary
     (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

          (h) Private Offering. Assuming the accuracy of the representations and warranties of the Lenders set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Lenders as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (i) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since June 30, 2000, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

          (j) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (k) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Lenders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Lenders, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

          (l) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (m) Seniority. Except for the 6% Secured Convertible Debentures in the aggregate amount of $3,000,000 (the "Debenture Placement"), no indebtedness of the Company is senior to the Notes in right of payment, whether upon liquidation or dissolution, or otherwise.

          (n) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (o) Title. Except for the pledge of stock of Marketing Services Group, Inc. pursuant to the Debenture Placement, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (p) Absence of Certain Proceedings. Except as described in the SEC Documents, (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could reasonably be expected to have or result in a Material Adverse Effect; (ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (iii) the Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made; and (iv) there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

          (q) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

          (r) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Lenders or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Lenders shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Lenders regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     2.2 Representations and Warranties of the Lenders. Each Lender hereby for itself and for no other Lender represents and warrants to the Company as follows:

          (a) Authority. The Loan has been duly authorized by all necessary action on the part of such Lender. This Agreement and the Transaction Documents have been duly executed by such Lender, and when delivered by such Lender in accordance with the terms hereof, will constitute the valid and legally binding obligations of such Lender, enforceable against it in accordance with their terms.

          (b) Investment Intent. Such Lender, in making the Loan, is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Lender's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal and state securities laws or under an exemption from such registration. Nothing contained herein shall be deemed a representation or warranty by such Lender to hold Securities for any amount of time. Such Lender is acquiring the Securities hereunder in the ordinary course of its business. Such Lender does not have any agreement or understanding, directly or indirectly, with any Person to distribute any Securities.

          (c) Lender Status. At the time such Lender was offered the Notes, it was, and at the date hereof it is, and at each conversion or exercise date relative to the Notes, the Warrants or the Bridge Loan Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Lender has not been formed solely for the purpose of acquiring the Securities.

          (d) Experience of such Lender. Such Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

          (e) Ability of such Lender to Bear Risk of Investment. Such Lender is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (f) Access to Information. Such Lender acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Lender or its representatives or counsel shall modify, amend or affect such Lender's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g) General Solicitation. Such Lender is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h) Reliance. Such Lender understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Lender hereby consents to such reliance.

     The Company acknowledges and agrees that no Lender makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

     3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Lender to an Affiliate of such Lender or to one or more funds or managed accounts under common management with such Lender, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Lender under this Agreement.

          (b) The Lenders agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

     NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Notes and exercise of the Warrants or Bridge Loan Warrants or other issuances of Underlying Shares as contemplated hereby, by the Notes, the Warrants or the Bridge Loan Warrants occurs at any time while a registration statement relating to the Underlying Shares is effective under the Securities Act or, in the event there is not an effective registration statement, at such time, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three Trading Days after request therefor by a Lender, provide such Lender with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this
Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

     3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon (i) conversion of the Notes in accordance with the terms of the Notes, and (ii) exercise of the Warrants and the Bridge Loan Warrants in accordance with their terms, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon (x) conversion of the Notes in accordance with the terms of the Notres, and (y) exercise of the Warrants and the Bridge Loan Warrants in accordance with their terms, is unconditional and absolute, subject to the limitations set forth herein in the Notes or pursuant to the Warrants or the Bridge Loan Warrants, regardless of the effect of any such dilution.

     3.3 Furnishing of Information. As long as the Lenders own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Lenders own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Lenders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Lenders to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     3.4 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Lenders.

     3.5 Increase in Authorized Shares. If on any date the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) issuing (a) the number of Underlying Shares as would then be issuable upon a conversion in full of the Notes, and (b) the number of Underlying Shares issuable upon exercise in full of the Warrants and the Bridge Loan Warrants, in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate or articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Lenders in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion exercise and reservation of shares obligations as set forth in this Agreement, the Notes and the Warrants and the Bridge Loan Warrants. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60th day after delivery of the proxy materials relating to such meeting and the 90th day after request by a holder of Securities to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

     3.6 Reservation and Listing of Underlying Shares. (a) The Company shall (i) in the time and manner required by any exchange, market or quotation system on which the Common Stock is traded, prepare and file with such national securities exchange or market or trading or quotation facility, an additional shares listing application covering a number of shares of Common Stock, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on any such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed, as soon as possible thereafter, and (iii) provide to the Lenders evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Notes and upon exercise of the then unexercised portion of the Warrants and Bridge Loan Warrants exceeds the number of Underlying Shares previously listed on account thereof with any such required exchanges, then the Company shall take the necessary actions to immediately list a number of Underlying Shares as is necessary to enable the Company to fulfill its conversion and exercise obligations under the Notes and Warrants and Bridge Loan Warrants.

          (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the Notes in full and upon exercise in full of the Warrants and Bridge Loan Warrants in accordance with this Agreement, the Notes, the Warrants and the Bridge Loan Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

     3.7 Conversion and Exercise Procedures. The Conversion Notice (as defined in the Notes) and Notice of Exercise under the Warrants and Bridge Loan Warrants set forth the totality of the procedures with respect to the conversion of the Notes and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Lenders to convert their Notes and exercise their Warrants and Bridge Loan Warrants as contemplated in the Notes and the Warrants (as applicable).

     3.8 Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the Notes and exercises of the Warrants and Bridge Loan Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Notes and the Warrants and Bridge Loan Warrants.

     3.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

     3.10 Certain Trading Restrictions. Each Lender agrees for itself and no other Lender that it will not enter into any Short Sales (as hereinafter defined) until the earlier to occur of the date that it no longer owns Notes and the Maturity Date. For purposes hereof, a "Short Sale" by a Lender shall mean a sale of Common Stock by such Lender that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock held by such Lender. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by a Lender, shares of Common Stock issuable upon conversion of a Conversion Notice under the Notes delivered not more than two Trading Days following the Trading Day that such short sale is entered into, and shares of Common Stock issuable upon the exercise in full of the Warrants or the Bridge Loan Warrans held by such Lender shall be deemed to be held long by such Lender.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1 Fees and Expenses. The Company and the Lender shall each pay their own legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents.

     4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:        Fusion Networks Holdings Inc.
                                   8115 NW 29th Street,
                                   Miami, FL 33122
                                   Facsimile No.:(305) 477-6703
                                   Attn:  Chief Financial Officer

         If to a Lender:           To the address set forth under such  Lender's
                                   name on the  signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Lenders or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lenders. Except as set forth in Section 3.1(a), the Lenders may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company.

     4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     4.8 Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Miami, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion or exercise (as the case may be) of the Notes and the Warrants.

     4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Lenders will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Lenders agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     4.13 Independent Nature of Lenders' Obligations and Rights. The obligations of each Lender under any Transaction Document is several and not joint with the obligations of any other Lender and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Lender pursuant thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Lender shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                              FUSION NETWORKS HOLDINGS, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            Amount of Loan: $
                                                             -------------------
                                            No. of Bridge Loan Warrants
                                                                        --------
                                            Address for Notice:

                                            ------------------------------------
                                            ------------------------------------
                                       14